UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 26, 2012

N-VIRO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. – Submission of Matters to a Vote of Security Holders

On July 26, 2012, N-Viro International Corporation (the “Company”) held its Annual Stockholders meeting.  The matters on which the stockholders voted, in person or by proxy, were:

Proposal #1, the election of three Class II directors to the board of directors;

Proposal #2, the ratification of UHY, LLP as our independent outside auditors for the fiscal year ending December 31, 2012.

Election of Board of Directors:

Director	Votes For	Votes Against	Votes Abstained	Approved / Not Approved
James Hartung	2,342,356	132,006	700	A
Timothy Kasmoch	2,341,356	4,662	129,044	A
Thomas Kovacik	2,341,356	133,006	700	A

Proposal #2:	Votes For	Votes Against	Votes Abstained	Approved / Not Approved
UHY, LLP	4,909,153	4,303	700	A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:                      July 26, 2012                                By:             /s/  James K. McHugh
James K. McHugh
Chief Financial Officer